EXHIBIT 4.1

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             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
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------                                                            --------------
No.                                                                       Shares
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                             The State of Washington

[LOGO]                       Netco  Investments  Inc.
                One Million Shares Authorized, $0.0001 Par Value

This  Certifies  That  SPECIMEN is the owner of ______________________ Shares of
                      ---------
$0.0001  each  of  the  Capital  Stock  of

                             Netco Investments Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation this ______ day of _____________ At

[SEAL]

________________________                                  ______________________
     President                                                 Secretary

                          -------               -----
                          SHARES     $0.0001     EACH
                          -------               -----

                                   CERTIFICATE
                                       FOR

                                     SHARES

                               [SEAL APPEARS HERE]

                                     OF THE

                                  CAPITAL STOCK


                             NETCO INVESTMENTS INC.

                                    ISSUED TO

                          _____________________________
                                      DATED

                          _____________________________


     For Value Received ______ hereby sell, assign and transfer unto _________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint___________________________________________
to transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.

     Dated____________________
          In  presence  of
                          _________________________________

________________________________
NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER

     PLEASE  NOTE  THAT  ALL  CERTIFICATES  MUST  BE  LEGENDED  AS  FOLLOWS:

          The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under the act or unless, in the opinion of counsel satisfactory to the issuer, the transfer qualifies for an exemption from or exemption to the registration provisions thereof.